                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                               September 26, 2001
                         ------------------------------
                Date of Report (Date of earliest event reported)




                        BALDWIN TECHNOLOGY COMPANY, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)




      Delaware                            1-9334                 13-3258160
-------------------------------        --------------       --------------------
(State or other jurisdiction           (Commission            (I.R.S. Employer
  of incorporation)                    File Number)          Identification No.)




                    Twelve Commerce Drive, Shelton, CT. 06484
                   ------------------------------------------
              (Address of Principal Executive Offices and Zip Code)


                                 (203) 402-1000
                                 ---------------
              (Registrant's telephone number, including area code)


                                       N/A
                                      ----
          (Former Name or Former Address, if changed since Last Report)

Item 2. Acquisition or Disposition of Assets

     On September 26, 2001, Baldwin Technology Company, Inc. ("Baldwin or the "Company") sold substantially all of the assets of its locations at Amal, Sweden, Rockford Illinois, and Shanghai, China, comprising the Roll Handling Group ("RHG"). The consideration received for the transaction subject to certain post-closing adjustments, amounted to approximately $6,800,000. The Company received $1,808,000 at closing and $4,992,000 in October 2001. Accordingly, during the fourth quarter of the fiscal year ended June 30, 2001, the Company recorded an impairment charge of approximately $14,831,000 resulting primarily from the write-off of goodwill, patents and certain other assets associated with the RHG, including $961,000 of cumulative translation adjustments related to the foreign operations of the RHG, which were reclassified as part of the impairment charge.







Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (b)  Pro forma financial information

          (1) Unaudited Pro Forma Condensed Consolidated Balance Sheet at March 31, 2001.

          (2) Unaudited Pro Forma Condensed Consolidated Statements of Income for the nine months ended March 31, 2001 and 2000.

          (3) Unaudited Pro Forma Condensed Consolidated Statements of Income for the years ended June 30, 2000, 1999 and 1998.



     (c)  Exhibits


              10.45 Asset and Share Purchase Agreement, dated as of July 20, 2001 by and among Sequa Corporation, Megtec Systems, Inc. and the Company (filed herewith).

              10.46 Amendment No. 1 to Asset and Share Purchase Agreement dated September 25, 2001 and effective August 31, 2001 by and among Sequa Corporation, Megtec Systems, Inc. and the Company (filed herewith).

                         PRO FORMA FINANCIAL INFORMATION

       Baldwin completed the sale of its RHG on September 26, 2001. The following unaudited pro forma condensed consolidated statements of income for the fiscal years ended June 30, 2000, 1999 and 1998 and the nine months ended March 31, 2001 and 2000 as well as the unaudited pro forma condensed consolidated balance sheet as of March 31, 2001, were prepared to illustrate the estimated effects of the sale of the Company's RHG and the application of a portion of the net proceeds to the outstanding debt. The unaudited pro forma condensed consolidated statements of income assume that the sale occurred at the beginning of the periods presented. The unaudited pro forma condensed consolidated balance sheet assumes that the sale occurred as of the respective balance sheet date.

       The unaudited pro forma financial information presented is derived from the audited financial statements of Baldwin as of and for the year ended June 30, 2000, 1999 and 1998 and the unaudited financial statements of Baldwin as of and for the nine months ended March 31, 2001 and 2000. The unaudited pro forma financial information should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the consolidated financial statements of Baldwin, including the notes thereto, appearing in Baldwin's Annual Report on Form 10-K for the year ended June 30, 2000. The unaudited pro forma financial information does not purport to be indicative of the results of operations or financial condition that would have been reported had the events assumed occurred on the dates indicated, nor does it purport to be indicative of results of operations, or financial condition that may be achieved in the future.

                        BALDWIN TECHNOLOGY COMPANY, INC.
                    UNAUDITED PRO FORMA FINANCIAL INFORMATION
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                 (IN THOUSANDS)


                                     ASSETS

                                                                       MARCH 31,
                                                                          2001
                                                                      ---------
CURRENT ASSETS:
  Cash and cash equivalents .......................................   $   8,201
  Accounts receivable trade, net of allowance for doubtful accounts      26,716
  Notes receivable, trade .........................................      13,535
  Inventories .....................................................      25,688
  Prepaid expenses and other ......................................       6,577
                                                                      ---------
           Total current assets ...................................      80,717
                                                                      ---------

MARKETABLE SECURITIES .............................................         545
                                                                      ---------
PROPERTY, PLANT AND EQUIPMENT, at cost:
  Land and buildings ..............................................       2,563
  Machinery and equipment .........................................       3,570
  Furniture and fixtures ..........................................       3,969
  Leasehold improvements ..........................................         155
  Capital leases ..................................................       1,242
                                                                      ---------
                                                                         11,499
Less: Accumulated depreciation and amortization ...................      (5,766)
                                                                      ---------
Net property, plant and equipment .................................       5,733
                                                                      ---------
PATENTS, TRADEMARKS AND ENGINEERING
 DRAWINGS, net of accumulated amortization ........................       1,931
GOODWILL, net of accumulated amortization .........................      15,003
DEFERRED TAXES ....................................................      14,020
OTHER ASSETS ......................................................       6,885
                                                                      ---------
           TOTAL ASSETS ...........................................   $ 124,834
                                                                      =========


                      LIABILITIES AND SHAREHOLDERS' EQUITY

                                                                       MARCH 31,
                                                                          2001
                                                                          ----
CURRENT LIABILITIES:
  Loans payable ...................................................     $  3,563
  Current portion of long-term debt ...............................           59
  Accounts payable, trade .........................................        9,064
  Notes payable, trade ............................................        9,821
  Accrued salaries, commissions, bonus and profit-sharing .........        4,743
  Customer deposits ...............................................        5,052
  Accrued and withheld taxes ......................................        1,178
  Income taxes payable ............................................        3,985
  Other accounts payable and accrued liabilities ..................       14,273
                                                                        --------
           Total current liabilities ..............................       51,738
                                                                        --------
LONG-TERM LIABILITIES:
  Long-term debt ..................................................       13,352
  Other long-term liabilities .....................................        7,221
                                                                        --------
           Total long-term liabilities ............................       20,573
                                                                        --------
           Total liabilities ......................................       72,311
                                                                        --------

TOTAL SHAREHOLDERS' EQUITY ........................................       52,523
                                                                        --------
COMMITMENTS AND CONTINGENCIES
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY ........................     $124,834
                                                                        ========


      See accompanying notes to unaudited pro forma financial information.

                        BALDWIN TECHNOLOGY COMPANY, INC.
                    UNAUDITED PRO FORMA FINANCIAL INFORMATION
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                          FOR THE NINE MONTHS
                                                            ENDED MARCH 31,
                                                          2001          2000
                                                       ---------      ---------
Net sales ........................................     $ 113,969      $ 122,715
Cost of goods sold ...............................        77,501         80,452
                                                       ---------      ---------
Gross profit .....................................        36,468         42,263
                                                       ---------      ---------
Operating expenses:
  General and administrative .....................        14,390         15,598
  Selling ........................................        10,643         12,225
  Engineering ....................................         7,392          7,391
  Research and development .......................         3,726          3,819
  Provision for loss on the disposition of
     pre-press operations ........................          (472)
  Restructuring and other charges ................            95          3,015
                                                       ---------      ---------
                                                          35,774         42,048
                                                       ---------      ---------
Operating income .................................           694            215
                                                       ---------      ---------
Other (income) expense:
  Interest expense ...............................         1,332            996
  Interest (income) ..............................          (228)          (231)
  Royalty (income), net ..........................        (3,011)        (2,588)
  Other expense (income), net ....................        (1,190)          (426)
                                                       ---------      ---------
                                                          (3,097)        (2,249)
                                                       ---------      ---------
Income before income taxes .......................         3,791          2,464
                                                       ---------      ---------
Provision (benefit) for income taxes .............         1,933         (3,578)
                                                       ---------      ---------
Net income .......................................     $   1,858      $   6,042
                                                       =========      =========

  Basic and diluted income per share .............     $    0.13      $    0.38
                                                       =========      =========


Weighted average shares outstanding:
  Basic and diluted ..............................        14,818         15,812
                                                       =========      =========



      See accompanying notes to unaudited pro forma financial information.

                        BALDWIN TECHNOLOGY COMPANY, INC.
                    UNAUDITED PRO FORMA FINANCIAL INFORMATION
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                            FOR THE YEARS ENDED JUNE 30,
                                                                              -----------------------------------------------------
                                                                                2000                  1999                    1998
                                                                              ---------             ---------             ---------
Net sales ........................................................            $ 164,188             $ 181,957             $ 182,230
Cost of goods sold ...............................................              106,945               117,142               117,853
                                                                              ---------             ---------             ---------
Gross profit .....................................................               57,243                64,815                64,377
                                                                              ---------             ---------             ---------
Operating expenses:
  General and administrative .....................................               19,517                20,784                21,163
  Selling ........................................................               16,938                15,850                15,871
  Engineering ....................................................                9,900                11,055                10,802
  Research and development .......................................                5,416                 5,616                 5,232
  Provision for loss on the disposition of
     pre-press operations ........................................                    0                 2,400                     0
  Restructuring and other charges ................................                3,191                   870                     0
                                                                              ---------             ---------             ---------
                                                                                 54,962                56,575                53,068
                                                                              ---------             ---------             ---------
Operating income .................................................                2,281                 8,240                11,309
                                                                              ---------             ---------             ---------
Other (income) expense:
  Interest expense ...............................................                1,292                 1,673                 2,129
  Interest (income) ..............................................                 (325)                 (446)                 (500)
  Royalty (income), net ..........................................               (3,111)               (3,468)               (1,884)
  Other expense (income), net ....................................                 (487)                 (433)               (1,221)
                                                                              ---------             ---------             ---------
                                                                                 (2,631)               (2,674)               (1,476)
                                                                              ---------             ---------             ---------
Income before income taxes .......................................                4,912                10,914                12,785
                                                                              ---------             ---------             ---------
(Benefit) provision for income taxes .............................               (4,452)                5,111                 4,757
                                                                              ---------             ---------             ---------
Net income .......................................................            $   9,364             $   5,803             $   8,028
                                                                              =========             =========             =========
  Basic income per share .........................................            $    0.60             $    0.35             $    0.47
                                                                              =========             =========             =========
  Diluted income per share .......................................            $    0.60             $    0.34             $    0.46
                                                                              =========             =========             =========
Weighted average shares outstanding:
  Basic ..........................................................               15,652                16,801                17,145
                                                                              =========             =========             =========
  Diluted ........................................................               15,652                17,148                17,480
                                                                              =========             =========             =========


      See accompanying notes to unaudited pro forma financial information.

                        BALDWIN TECHNOLOGY COMPANY, INC.
               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION



NOTE 1 - The Company sold substantially all of the assets of its former RHG on September 26, 2001. Therefore, for each of the periods presented, the pro forma financial information presented herein gives effect for the removal of the RHG from the Company's operations and the reduction of interest expense as a result of utilizing a portion of the net proceeds to reduce long-term debt.



NOTE 2 - REPRESENTS THE ADJUSTMENT OF THE HISTORICAL BALDWIN FINANCIAL INFORMATION FOR THE NINE MONTHS ENDED MARCH 31, 2001.


                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                FOR THE NINE MONTHS ENDED MARCH 30, 2001
                                                                --------------------------------------------------------------------
                                                                HISTORICAL            RHG           ADJUSTMENTS            PRO FORMA
                                                                 ---------         ---------         ---------            ---------
Net sales ...............................................        $ 138,293         $  24,324         $    --              $ 113,969
Cost of goods sold ......................................           96,385            18,884              --                 77,501
                                                                 ---------         ---------         ---------            ---------
Gross profit ............................................           41,908             5,440              --                 36,468
                                                                 ---------         ---------         ---------            ---------
Operating expenses:
  General and administrative ............................           16,193             1,803              --                 14,390
  Selling ...............................................           12,037             1,394              --                 10,643
  Engineering ...........................................            8,660             1,268              --                  7,392
  Research and development ..............................            4,064               338              --                  3,726
  Provision for loss on the disposition of
     pre-press operations ...............................             (472)                0              --                   (472)
  Restructuring and other charges .......................               95                 0              --                     95
                                                                 ---------         ---------         ---------            ---------
                                                                    40,577             4,803              --                 35,774
                                                                 ---------         ---------         ---------            ---------
Operating income ........................................            1,331               637              --                    694
                                                                 ---------         ---------         ---------            ---------
Other (income) expense:
  Interest expense ......................................            1,663               103              (228)(a)            1,332
  Interest (income) .....................................             (231)               (3)             --                   (228)
  Royalty (income), net .................................           (3,011)                0              --                 (3,011)
  Other expense (income), net ...........................             (778)              412              --                 (1,190)
                                                                 ---------         ---------         ---------            ---------
                                                                    (2,357)              512              (228)              (3,097)
                                                                 ---------         ---------         ---------            ---------
Income before income taxes ..............................            3,688               125               228                3,791
                                                                 ---------         ---------         ---------            ---------
Provision (benefit) for income taxes ....................            1,549              (288)               96(b)             1,933
                                                                 ---------         ---------         ---------            ---------
Net income ..............................................        $   2,139         $     413         $     132            $   1,858
                                                                 =========         =========         =========            =========
  Basic and diluted income per share ....................        $    0.14         $    0.03         $    0.01            $    0.13
                                                                 =========         =========         =========            =========


Weighted average shares outstanding:
  Basic and diluted .....................................           14,818            14,818            14,818               14,818
                                                                 =========         =========         =========            =========



(a) Adjustment reflects a decrease in interest expense attributable to a $4,500,000 reduction in long-term debt during the nine months ended March 31, 2001, and was computed at an average rate of approximately 6.75%.

(b) Adjustment reflects an approximate average effective income tax rate of 42.0% for the nine months ended March 31, 2001.

NOTE 3 - REPRESENTS THE ADJUSTMENT OF THE HISTORICAL BALDWIN FINANCIAL INFORMATION AS OF MARCH 31, 2001.


                                     ASSETS
                                 (IN THOUSANDS)

                                                                                               AS OF MARCH 31, 2001.
                                                                              ------------------------------------------------------
                                                                              HISTORICAL       RHG       ADJUSTMENTS       PRO FORMA
                                                                              ----------       ---       -----------       ---------
CURRENT ASSETS:
  Cash and cash equivalents ..............................................    $   8,154     $     653     $     700(c)    $   8,201
  Accounts receivable trade, net of allowance for doubtful accounts ......       31,781         5,065          --            26,716
  Notes receivable, trade ................................................       13,535             0          --            13,535
  Inventories ............................................................       32,605         6,917          --            25,688
  Prepaid expenses and other .............................................        7,809         1,232          --             6,577
                                                                              ---------     ---------     ---------       ---------
           Total current assets ..........................................       93,884        13,867           700          80,717
                                                                              ---------     ---------     ---------       ---------

MARKETABLE SECURITIES ....................................................          545             0          --               545
                                                                              ---------     ---------     ---------       ---------
PROPERTY, PLANT AND EQUIPMENT, at cost:
  Land and buildings .....................................................        3,741         1,178          --             2,563
  Machinery and equipment ................................................        4,456           886          --             3,570
  Furniture and fixtures .................................................        4,946           977          --             3,969
  Leasehold improvements .................................................          202            47          --               155
  Capital leases .........................................................        1,242             0          --             1,242
                                                                              ---------     ---------     ---------       ---------
                                                                                 14,587         3,088          --            11,499
Less: Accumulated depreciation and amortization ..........................       (7,297)       (1,531)         --            (5,766)
                                                                              ---------     ---------     ---------       ---------
Net property, plant and equipment ........................................        7,290         1,557          --             5,733
                                                                              ---------     ---------     ---------       ---------
PATENTS, TRADEMARKS AND ENGINEERING
 DRAWINGS, net of accumulated amortization ...............................        3,004         1,073          --             1,931
GOODWILL, net of accumulated amortization ................................       26,545        11,542          --            15,003
DEFERRED TAXES ...........................................................       14,020             0          --            14,020
OTHER ASSETS .............................................................        6,939            54          --             6,885
                                                                              ---------     ---------     ---------       ---------
           TOTAL ASSETS ..................................................    $ 152,227     $  28,093     $     700       $ 124,834
                                                                              =========     =========     =========       =========

                      LIABILITIES AND SHAREHOLDERS' EQUITY
                                 (IN THOUSANDS)


                                                                                            AS OF MARCH 31, 2001
                                                                         ----------------------------------------------------------
                                                                         HISTORICAL        RHG        ADJUSTMENTS         PRO FORMA
                                                                         ----------        ---        -----------         ---------
CURRENT LIABILITIES:
  Loans payable .......................................................   $  5,056      $  1,493       $   --            $  3,563
  Current portion of long-term debt ...................................        109            50           --                  59
  Accounts payable, trade .............................................     11,529         2,465           --               9,064
  Notes payable, trade ................................................      9,821             0           --               9,821
  Accrued salaries, commissions, bonus and profit-sharing .............      5,331           588           --               4,743
  Customer deposits ...................................................      8,198         3,146           --               5,052
  Accrued and withheld taxes ..........................................      1,504           326           --               1,178
  Income taxes payable ................................................      3,861          (124)          --               3,985
  Other accounts payable and accrued liabilities ......................     14,670           397           --              14,273
                                                                          --------      --------       --------          --------
           Total current liabilities ..................................     60,079         8,341           --              51,738
                                                                          --------      --------       --------          --------
LONG-TERM LIABILITIES:
  Long-term debt ......................................................     18,369           517         (4,500)(d)        13,352
  Other long-term liabilities .........................................      7,221             0           --               7,221
                                                                          --------      --------       --------          --------
           Total long-term liabilities ................................     25,590           517         (4,500)           20,573
                                                                          --------      --------       --------          --------
           Total liabilities ..........................................     85,669         8,858         (4,500)           72,311
                                                                          --------      --------       --------          --------

TOTAL SHAREHOLDERS' EQUITY ............................................     66,558        19,235          5,200(e)         52,523
                                                                          --------      --------       --------          --------
COMMITMENTS AND CONTINGENCIES

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY ............................   $152,227      $ 28,093       $    700          $124,834
                                                                          ========      ========       ========          ========

(c) Adjustment reflects an increase in cash due to the balance of the net proceeds of the RHG sale after utilizing a portion of the net proceeds to reduce long-term debt.

(d) Adjustment reflects a reduction in long-term debt from a portion of the proceeds from the sale of RHG.

(e) Adjustment reflects an increase to total equity as a result of the net proceeds from the sale of the RHG.

NOTE 4 - REPRESENTS THE ADJUSTMENT OF THE HISTORICAL BALDWIN FINANCIAL INFORMATION FOR THE NINE MONTHS ENDED MARCH 31, 2000.


                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                     FOR THE NINE MONTHS ENDED MARCH 30, 2000
                                                           ---------------------------------------------------------
                                                           HISTORICAL         RHG      ADJUSTMENTS         PRO FORMA
                                                           ----------         ---      -----------         ---------
Net sales .............................................    $ 147,717     $  25,002     $   --              $ 122,715
Cost of goods sold ....................................      100,922        20,470         --                 80,452
                                                           ---------     ---------     ---------           ---------
Gross profit ..........................................       46,795         4,532         --                 42,263
                                                           ---------     ---------     ---------           ---------
Operating expenses:
  General and administrative ..........................       17,589         1,991         --                 15,598
  Selling .............................................       13,814         1,589         --                 12,225
  Engineering .........................................        9,147         1,756         --                  7,391
  Research and development ............................        4,001           182         --                  3,819
  Restructuring and other charges .....................        5,490         2,475         --                  3,015
                                                           ---------     ---------    -- ------            ---------
                                                              50,041         7,993         --                 42,048
                                                           ---------     ---------    ---------            ---------
Operating (loss) income ...............................       (3,246)       (3,461)        --                    215
                                                           ---------     ---------    ---------            ---------
Other (income) expense:
  Interest expense ....................................        1,390           118        (276)(f)               996
  Interest (income) ...................................         (236)           (5)        --                   (231)
  Royalty (income), net ...............................       (2,588)            0         --                 (2,588)
  Other expense (income), net .........................           86           512         --                   (426)
                                                           ---------     ---------    ---------            ---------
                                                              (1,348)          625         (276)              (2,249)
                                                           ---------     ---------    ---------            ---------
(Loss) income before income taxes .....................       (1,898)       (4,086)         276                2,464
                                                           ---------     ---------    ---------            ---------
(Benefit) provision for income taxes ..................       (4,829)       (1,146)         105(g)            (3,578)
                                                           ---------     ---------    ---------            ---------
Net income (loss) .....................................    $   2,931     $  (2,940)   $     171            $   6,042
                                                           =========     =========    =========            =========
  Basic and diluted income (loss) per share ...........    $    0.19     $   (0.19)   $    0.01            $    0.38
                                                           =========     =========    =========            =========


Weighted average shares outstanding:
  Basic and diluted ...................................       15,812        15,812       15,812               15,812
                                                           =========     =========    =========            =========



(f) Adjustment reflects a decrease in interest expense attributable to a $4,500,000 reduction in long-term during the nine months ended March 31, 2000, and was computed at an average rate of approximately 8.17%.

(g) Adjustment reflects an approximate average effective income tax rate of 38.0% for the nine months ended March 31, 2000.

NOTE 5 - REPRESENTS THE ADJUSTMENT OF THE HISTORICAL BALDWIN FINANCIAL INFORMATION FOR THE YEAR ENDED JUNE 30, 2000.

                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                  FOR THE YEAR ENDED JUNE 30, 2000
                                                                    --------------------------------------------------------------
                                                                    HISTORICAL           RHG         ADJUSTMENTS         PRO FORMA
                                                                    ----------           ---         -----------         ---------
Net sales ...................................................       $ 198,602        $  34,414        $    --             $ 164,188
Cost of goods sold ..........................................         135,146           28,201             --               106,945
                                                                    ---------        ---------        ---------           ---------
Gross profit ................................................          63,456            6,213             --                57,243
                                                                    ---------        ---------        ---------           ---------
Operating expenses:
  General and administrative ................................          23,182            3,665             --                19,517
  Selling ...................................................          19,011            2,073             --                16,938
  Engineering ...............................................          12,209            2,309             --                 9,900
  Research and development ..................................           5,753              337             --                 5,416
  Restructuring and other charges ...........................           5,664            2,473             --                 3,191
                                                                    ---------        ---------        ---------           ---------
                                                                       65,819           10,857             --                54,962
                                                                    ---------        ---------        ---------           ---------
Operating (loss) income .....................................          (2,363)          (4,644)            --                 2,281
                                                                    ---------        ---------        ---------           ---------
Other (income) expense:
  Interest expense ..........................................           1,819              159             (368)(h)           1,292
  Interest (income) .........................................            (330)              (5)            --                  (325)
  Royalty (income), net .....................................          (3,111)               0             --                (3,111)
  Other expense (income), net ...............................              98              585             --                  (487)
                                                                    ---------        ---------        ---------           ---------
                                                                       (1,524)             739             (368)             (2,631)
                                                                    ---------        ---------        ---------           ---------
(Loss) income before income taxes ...........................            (839)          (5,383)             368               4,912
                                                                    ---------        ---------        ---------           ---------
(Benefit) provision for income taxes ........................          (5,675)          (1,091)             132(i)           (4,452)
                                                                    ---------        ---------        ---------           ---------
Net income (loss) ...........................................       $   4,836        $  (4,292)       $     236           $   9,364
                                                                    =========        =========        =========           =========
  Basic and diluted income (loss) per share .................       $    0.31        $   (0.27)       $    0.02           $    0.60
                                                                    =========        =========        =========           =========


Weighted average shares outstanding:
  Basic and diluted .........................................          15,652           15,652           15,652              15,652
                                                                    =========        =========        =========           =========



(h) Adjustment reflects a decrease in interest expense attributable to a $4,500,000 reduction in long-term debt during the year ended June 30, 2000, and was computed at the fixed rate of 8.17%.

(i) Adjustment reflects an approximate average effective income tax rate of 36.0% for the fiscal year ended June 30, 2000.

NOTE 6 - REPRESENTS THE ADJUSTMENT OF THE HISTORICAL BALDWIN FINANCIAL INFORMATION FOR THE YEAR ENDED JUNE 30, 1999.


                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                            FOR THE YEAR ENDED JUNE 30, 1999
                                                                   -----------------------------------------------------------------
                                                                   HISTORICAL        RHG           ADJUSTMENTS             PRO FORMA
                                                                   ----------        ---           -----------            ---------
Net sales ...............................................        $ 232,771         $  50,814         $    --              $ 181,957
Cost of goods sold ......................................          158,780            41,638              --                117,142
                                                                 ---------         ---------         ---------            ---------
Gross profit ............................................           73,991             9,176              --                 64,815
                                                                 ---------         ---------         ---------            ---------
Operating expenses:
  General and administrative ............................           23,985             3,201              --                 20,784
  Selling ...............................................           18,525             2,675              --                 15,850
  Engineering ...........................................           13,715             2,660              --                 11,055
  Research and development ..............................            5,693                77              --                  5,616
  Provision for loss on the disposition of
     pre-press operations ...............................            2,400                                --                  2,400
  Restructuring and other charges .......................              870                                --                    870
                                                                 ---------         ---------         ---------            ---------
                                                                    65,188             8,613              --                 56,575
                                                                 ---------         ---------         ---------            ---------
Operating income ........................................            8,803               563              --                  8,240
                                                                 ---------         ---------         ---------            ---------
Other (income) expense:
  Interest expense ......................................            2,301               260              (368)(j)            1,673
  Interest (income) .....................................             (453)               (7)             --                   (446)
  Royalty (income), net .................................           (3,468)                               --                 (3,468)
  Other expense (income), net ...........................              284               717              --                   (433)
                                                                 ---------         ---------         ---------            ---------
                                                                    (1,336)              970              (368)              (2,674)
                                                                 ---------         ---------         ---------            ---------
Income (loss) before income taxes .......................           10,139              (407)              368               10,914
                                                                 ---------         ---------         ---------            ---------
Provision (benefit) for income taxes ....................            4,514              (433)              164(k)             5,111
                                                                 ---------         ---------         ---------            ---------
Net income ..............................................        $   5,625         $      26         $     204            $   5,803
                                                                 =========         =========         =========            =========
 Basic income per share..................................        $    0.33         $    0.00         $    0.01            $    0.35
                                                                 =========         =========         =========            =========
 Diluted income per share ...............................        $    0.33         $    0.00         $    0.01            $    0.34
                                                                 =========         =========         =========            =========

Weighted average shares outstanding:
  Basic .................................................           16,801            16,801            16,801               16,801
                                                                 =========         =========         =========            =========
  Diluted ...............................................           17,148            17,148            17,148               17,148
                                                                 =========         =========         =========            =========

(a) Adjustment reflects a decrease in interest expense attributable to a $4,500,000 reduction in long-term debt during the year ended June 30, 1999, and was computed at the fixed rate of 8.17%.

(b) Adjustment reflects an approximate average effective income tax rate of 44.5% for the fiscal year ended June 30, 1999.

NOTE 7 - REPRESENTS THE ADJUSTMENT OF THE HISTORICAL BALDWIN FINANCIAL INFORMATION FOR THE YEAR ENDED JUNE 30, 1998.


                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                   FOR THE YEAR ENDED JUNE 30, 1998
                                                              HISTORICAL           RHG            ADJUSTMENTS            PRO FORMA

Net sales ...........................................         $ 231,408          $  49,178          $    --               $ 182,230
Cost of goods sold ..................................           155,151             37,298               --                 117,853
                                                              ---------          ---------          ---------             ---------
Gross profit ........................................            76,257             11,880               --                  64,377
                                                              ---------          ---------          ---------             ---------
Operating expenses:
  General and administrative ........................            24,634              3,471               --                  21,163
  Selling ...........................................            18,723              2,852               --                  15,871
  Engineering .......................................            13,136              2,334               --                  10,802
  Research and development ..........................             5,378                146               --                   5,232
                                                              ---------          ---------          ---------             ---------
                                                                 61,871              8,803               --                  53,068
                                                              ---------          ---------          ---------             ---------
Operating income ....................................            14,386              3,077               --                  11,309
                                                              ---------          ---------          ---------             ---------
Other (income) expense:
  Interest expense ..................................             2,792                295               (368)(l)             2,129
  Interest (income) .................................              (521)               (21)              --                    (500)
  Royalty (income), net .............................            (1,884)                 0               --                  (1,884)
  Other expense (income), net .......................              (543)               678               --                  (1,221)
                                                              ---------          ---------          ---------             ---------

                                                                   (156)              952                (368)               (1,476)
                                                              ---------          ---------          ---------             ---------

Income before income taxes ..........................            14,542              2,125                368                12,785
                                                              ---------          ---------          ---------             ---------
Provision for income taxes ..........................             5,526                909                140(m)              4,757
                                                              ---------          ---------          ---------             ---------
Net income ..........................................         $   9,016          $   1,216          $     228             $   8,028
                                                              =========          =========          =========             =========
  Basic income per share ............................         $    0.53          $    0.07          $    0.01             $    0.47
                                                              =========          =========          =========             =========

  Diluted income per share ..........................         $    0.52          $    0.07          $    0.01             $    0.46
                                                              =========          =========          =========             =========

Weighted average shares outstanding:
  Basic .............................................            17,145             17,145             17,145                17,145
                                                              =========          =========          =========             =========
  Diluted ...........................................            17,480             17,480             17,480                17,480
                                                              =========          =========          =========             =========



(l) Adjustment reflects a decrease in interest expense attributable to a $4,500,000 reduction in long-term debt during the year ended June 30, 1998, and was computed at the fixed rate of 8.17%.

(m) Adjustment reflects an approximate average effective income tax rate of 38.0% for the fiscal year ended June 30, 1998.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                            BALDWIN TECHNOLOGY COMPANY, INC.
                                      (REGISTRANT)

                            By: /s/ VIJAY C. THARANI
                               -------------------------------------------------
                                VIJAY C. THARANI
                                (CHIEF FINANCIAL OFFICER)




Dated: October 11, 2001